UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Short Duration Bond Fund*

**Annual report**
**10 | 31 | 18**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

*Effective June 1, 2018, Putnam Absolute Return 100 Fund® was renamed Putnam Short Duration Bond Fund.

Putnam
Short Duration Bond
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: The effects of inflation may erode the value of your investment over time. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default, and expectations about monetary policy or interest rates) changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of increased high volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

December 13, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

As of June 1, 2018, the ICE BofAML 1-3 Year U.S. Corporate Index, an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than 3 years, replaced the ICE BofAML U.S. Treasury Bill Index as the primary benchmark for this fund. In Putnam Investment Management, LLC’s opinion, the securities tracked by the ICE BofAML 1-3 Year U.S. Corporate Index more accurately reflect the types of securities that generally will be held by the fund.

* Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

† The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 14.

2 Short Duration Bond Fund

Emily has a B.A. in Mathematics from Williams College. She joined Putnam in 2012 and has been in the investment industry since 1999.

In addition to Emily, Albert Chan, CFA; D. William Kohli; and Brett S. Kozlowski, CFA are Portfolio Managers of the fund.

Please describe the investment environment for the reporting period.

The outlook for global economic growth is easing because of protectionist tariffs, weakness in emerging markets, and rising oil prices. Still, the U.S. economy expanded at a solid pace during the 12-month reporting period, buoyed by government spending and tax cuts. The economy grew at a 3.5% annual rate in the third quarter of 2018, on pace for its fastest annual growth in 13 years, after expanding 4.2% in the second quarter, according to the Commerce Department. Unemployment has touched multi-decade lows, inflation remains anchored, and the likelihood of a recession remains low, in our view.

The United States, Mexico, and Canada reached a new trade deal in early October 2018 that is similar to NAFTA but with a few upgrades and a few concessions. However, trade tensions have escalated between the United States and China, the world’s two biggest economies. Negotiations between the Trump administration and China have so far yielded few results.

For fixed-income markets, the reporting period has turned out to be more challenging than the previous reporting period. Rising interest rates, tariffs and the trade conflicts, higher oil prices,

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

and political risks have weighed on bonds. The Federal Reserve has raised its benchmark interest rate three times in 2018 and continues to project one more hike before year-end, as well as three in 2019. That would push the federal funds rate above 3.00%.

While the yield on the benchmark 10-year Treasury has crossed the 3% psychological barrier, short-term rates have risen faster, resulting in a flatter yield curve. Higher rates typically create some challenges for fixed-income assets. Market volatility also spiked in October 2018, and investor appetite for risky assets tumbled.

How did the fund perform, and what strategies contributed to performance?

The fund returned 1.80% compared with 0.72% for the primary benchmark ICE BofAML 1-3 Year U.S. Corporate Index. Mortgage credit strategies were the top contributors to the fund’s relative performance. Commercial mortgage-backed securities [CMBS] strategies led the gains. Mezzanine cash bonds performed well as spreads [the yield advantage bonds offer over comparable-maturity U.S. Treasuries] tightened despite periods of broader market volatility. This was particularly the case for the vintages that we own. Modest exposure to CMBX, an index that references a basket of CMBS, did well as some investors re-evaluated the merits of using this market to express a bearish view of the retail sector.

Corporate credit was flat for the period. Allocations to investment-grade corporate credit benefited performance, primarily during the first few months of the period. However, spreads started to widen in February amid market volatility as reflected in the Bloomberg Barclays U.S. Corporate Index.

What were some strategies or positions that detracted from fund performance?

Strategies within emerging markets were the primary detractors prior to the fund’s transition to Putnam Short Duration Bond Fund on June 1, 2018. Holdings in Argentina and Brazil negatively affected returns. However, as a part of the fund’s transition, emerging-market risk was reduced to zero.

4 Short Duration Bond Fund

Term structure strategies also detracted prior to the transition. Our tactical yield-curve positioning moderately hampered performance as yields rose across the curve. The portfolio was positioned to benefit from a steepening yield curve. However, our timing worked against the fund as the curve flattened over the 12-month period before slightly steepening during the latter months. Post-transition, the fund is being managed “duration neutral,” which means the fund’s duration will be in line with the benchmark’s duration and will have similar interest-rate risk profiles. In addition, prepayment risk detracted a bit from returns.

What is your outlook for the next few months?

While we believe the nine-year U.S. economic expansion is poised to continue through the end of 2018, growth is likely to slow in 2019 as the stimulus provided by the tax reform wanes, in our view. We believe bond yields will continue to drift higher over the course of 2018 and 2019

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

as interest-rate normalization continues in the United States and globally.

The Federal Reserve has also stepped up the pace of its balance sheet reduction this year. At the same time, the European Central Bank (ECB) confirmed that it will cut bond buying in half in October 2018 and anticipates that new purchases will be halted by year-end. These moves will start the ECB on a tightening path similar to the Fed’s. Still, we don’t believe rising yields will be a major disruption to asset markets.

For the remainder of 2018, we are constructive on the U.S. investment-grade corporate bond market given, in our view, strong fundamentals, favorable technicals, and fair valuations. S&P 500 companies have reported solid preliminary third-quarter earnings; revenues increased 8.3% year over year, and earnings rose 26.8%. Still, balance sheet degradation could occur in late 2018 and into 2019.

We expect corporate credit supply and demand to remain balanced, but that will be subject to global central bank surprises and changes in government policies. New corporate issuance fell 28.9% to $98.5 billion in October 2018 from a year ago, and total supply declined 15.7% year-to-date to $1,103.8 trillion. Retail flows totaled about $17 billion year to date. Over the near term, we believe that bond spreads in the United States will be supported by a solid fundamental backdrop, flows, and the European Central Bank’s corporate bond buying programs. We believe that current spread levels are appropriate compared with the underlying risk.

How have you positioned the fund?

We continue to see attractive opportunities across a range of fixed-income sectors where we can manage volatility utilizing shorter maturities. We have conviction in the “crossover corridor” of high-yield and investment-grade credits [the lower tier of investment-grade companies and the higher quality tier of high-yield firms]. We believe this area of the market is very attractive because these companies have investment-grade-like qualities, but with slightly higher leverage. In addition, this quality cohort tends to garner less attention from

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

high-yield investors due to lower spreads and limited-to-no attention from investment-grade investors who are bound to index-eligible, higher-quality bonds. Putnam’s credit research team is made up of sector specialists who analyze companies across the quality spectrum, allowing us to identify rising stars or fallen angels in terms of credit risk.

We continue to have conviction in the stable underlying fundamentals of the CMBS sector. Positioning remains consistent and is concentrated in mezzanine CMBS tranches rated single-A and BBB- that were issued between 2011 to 2014. We slightly increased exposure to CMBX over cash bonds since we believe the index incorrectly reflects negative retail sentiment. We also continue to find selective areas of the legacy non-agency RMBS market attractive. For term structure, the fund’s duration positioning is neutral versus the benchmark.

Thank you, Emily, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the year, the Fund was repositioned as a short-term bond fund with a primary investment objective to seek as high rate of current income as Putnam Management believes is consistent with preservation of capital. As a result of the repositioning the Fund moved its distribution policy from annual to monthly. The first monthly dividend was paid in July at the new dividend rate of $0.023.

Effective October 2018, as a result of increased levels of income earned in the portfolio, the Fund’s class A monthly dividend rate was increased from $0.023 to $0.024 per share. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	15.82%	1.50%	7.76%	1.51%	6.83%	2.23%	1.80%
After sales charge	13.21	1.27	5.33	1.04	4.42	1.45	–0.49
Class B (12/23/08)
Before CDSC	13.35	1.28	6.75	1.31	6.18	2.02	1.71
After CDSC	13.35	1.28	6.75	1.31	6.18	2.02	0.72
Class C (12/23/08)
Before CDSC	7.60	0.75	3.72	0.73	4.37	1.44	1.09
After CDSC	7.60	0.75	3.72	0.73	4.37	1.44	0.09
Class M (12/23/08)
Before sales charge	15.09	1.44	7.40	1.44	6.58	2.15	1.73
After sales charge	14.22	1.36	6.60	1.29	5.78	1.89	0.97
Class R (12/23/08)
Net asset value	12.95	1.24	6.40	1.25	5.94	1.94	1.58
Class R6 (7/2/12)
Net asset value	18.83	1.77	9.19	1.77	7.68	2.50	2.08
Class Y (12/23/08)
Net asset value	18.67	1.75	9.09	1.75	7.59	2.47	1.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Prior to June 1, 2018, the maximum sales charge for class A shares was 1.00%. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Short Duration Bond Fund

Comparative index returns For periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML
1-3 Year U.S.	40.96%	3.55%	7.76%	1.51%	4.87%	1.60%	0.72%
Corporate Index
ICE BofAML
U.S. Treasury
Bill-ICE BofAML
1-3 Year U.S.	3.61	0.36	2.74	0.54	2.58	0.85	1.54
Corporate Linked
Benchmark*
Lipper Short
Investment
Grade Debt Funds	30.55	2.68	5.64	1.10	4.17	1.36	0.55
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

As of June 1, 2018, the ICE BofAML 1-3 Year U.S. Corporate Index, an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than 3 years, replaced the ICE BofAML U.S. Treasury Bill Index as the primary benchmark for this fund. In Putnam Investment Management, LLC’s opinion, the securities tracked by the ICE BofAML 1-3 Year U.S. Corporate Index more accurately reflect the types of securities that generally will be held by the fund.

* The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/18, there were 360, 318, 258, and 170 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,335 and $10,760, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,422. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,295, $11,883, and $11,867, respectively.

Short Duration Bond Fund 9

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	5		5	4	5		5	5	5
Income	$0.319		$0.270	$0.188	$0.312		$0.288	$0.368	$0.368
Capital gains	—		—	—	—		—	—	—
Total	$0.319		$0.270	$0.188	$0.312		$0.288	$0.368	$0.368
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/17	$10.15	$10.38	$10.10	$10.06	$10.12	$10.20	$10.19	$10.21	$10.19
10/31/18	10.01	10.24	10.00	9.98	9.98	10.06	10.06	10.05	10.02
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	2.88%	2.81%	2.64%	2.04%	2.77%	2.74%	2.50%	3.10%	3.11%
Current 30-day
SEC yield[2]	N/A	2.95	2.81	2.27	N/A	2.94	2.76	3.26	3.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Prior to June 1, 2018, the maximum sales charge for class A shares was 1.00%. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short Duration Bond Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	15.89%	1.52%	8.24%	1.60%	7.10%	2.31%	1.96%
After sales charge	13.28	1.28	5.81	1.14	4.69	1.54	–0.33
Class B (12/23/08)
Before CDSC	13.41	1.30	7.15	1.39	6.47	2.11	1.79
After CDSC	13.41	1.30	7.15	1.39	6.47	2.11	0.80
Class C (12/23/08)
Before CDSC	7.74	0.77	4.27	0.84	4.61	1.51	1.22
After CDSC	7.74	0.77	4.27	0.84	4.61	1.51	0.22
Class M (12/23/08)
Before sales charge	15.17	1.46	7.90	1.53	6.87	2.24	1.91
After sales charge	14.30	1.38	7.09	1.38	6.07	1.98	1.14
Class R (12/23/08)
Net asset value	13.06	1.26	6.92	1.35	6.25	2.04	1.77
Class R6 (7/2/12)
Net asset value	18.87	1.79	9.66	1.86	7.93	2.58	2.22
Class Y (12/23/08)
Net asset value	18.83	1.78	9.66	1.86	7.95	2.58	2.23

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/17*	0.63%	0.83%	1.38%	0.68%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 10/31/18†	0.64%	0.84%	1.39%	0.69%	0.89%	0.39%	0.39%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Short Duration Bond Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.24	$4.25	$7.01	$3.49	$4.50	$1.97	$1.97
Ending value (after expenses)	$1,006.30	$1,006.10	$1,002.00	$1,006.10	$1,005.00	$1,007.50	$1,007.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.26	$4.28	$7.07	$3.52	$4.53	$1.99	$1.99
Ending value (after expenses)	$1,021.98	$1,020.97	$1,018.20	$1,021.73	$1,020.72	$1,023.24	$1,023.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Bond Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

Short Duration Bond Fund 13

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. Credit Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

At their meeting on June 29, 2018, the Board of Trustees of The Putnam Funds, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved a new management contract with Putnam Investment Management (“Putnam Management”), effective August 1, 2018. In substance, the new management contract differed from the existing management contract only in that it reduced the management fee from a fixed rate of 40 basis points of the fund’s average net assets to a fixed rate of 37 basis points of the fund’s average net assets.

In considering whether to approve the new management contract, the Trustees considered information provided by Putnam Management about the reduction of the management fee, including the competitiveness of the fund’s fees in comparison to market competitors. The Trustees also noted that they had approved in January 2018, and that shareholders had approved in May 2018, a management contract with Putnam Management that eliminated the performance adjustment component (subject to an eighteen-month transition period during which the fund will continue to receive the benefit of any performance adjustment that reduces the management fee) of the fund’s management fee. The Trustees considered that the performance adjustment could reduce the management fee below 37 basis points during the eighteen-month transition period. The Trustees noted that the new management contract was identical to your fund’s existing management contract, other than the reduction of the management fee rate, the effective date of the contract, and the initial term of the contract.

The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s sub-management and sub-advisory contracts, effective July 1, 2018, and the approval of your fund’s new management contract, effective August 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as

16 Short Duration Bond Fund

separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approvals were based on the following conclusions:

• That the proposed fee schedule, effective August 1, 2018, represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the proposed fee schedule, effective August 1, 2018, for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and considered the management fee schedule proposed for your fund under the new management contract, effective August 1, 2018. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, including in the case of your fund, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that they had approved a management contract for your fund at their meeting on January 26, 2018 and that the management contract was approved by shareholders on May 23, 2018. In substance, this management contract differed from the previous management contract only in that it eliminated the performance adjustment component (subject to an eighteen-month transition period during which your fund will continue to receive the benefit of any performance adjustment that reduces the management fee) in calculating the fund’s management fee.

Under the new management contract, effective August 1, 2018, the management fee paid by your fund to Putnam Management was reduced from a fixed rate of 40 basis points to a fixed rate of 37 basis points (remaining subject to the eighteen-month transition period during which your fund will continue to receive the benefit of any performance adjustment that reduces the management fee). Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have

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implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve your fund’s management contract, effective August 1, 2018, and the continuance of your fund’s sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its

18 Short Duration Bond Fund

other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2017. During these periods, the fund sought to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance was not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the fund’s targeted annual return, which was the return of its benchmark plus 100 basis points under the fund’s management contract at the time, over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

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The Trustees considered that your fund’s name, investment objective, and investment strategies had changed in 2018, and that your fund was operating under its previous name, investment objective, and investment strategies during the periods for which the Trustees were reviewing the fund’s performance. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Bond Fund (the “fund”, formerly known as the Putnam Absolute Return 100 Fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 13, 2018

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The fund’s portfolio 10/31/18

	Principal
CORPORATE BONDS AND NOTES (47.7%)*	amount	Value
Banking (15.1%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 3.49%, 1/25/22
(United Kingdom)	$1,500,000	$1,516,956
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	750,000	725,582
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 3.023%, 6/25/22	1,000,000	1,000,179
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
2.328%, 10/1/21	320,000	312,376
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	535,000	522,129
Bank of Montreal sr. unsec. notes Ser. MTN, 3.10%,
7/13/20 (Canada)	750,000	747,092
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	350,000	347,781
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	605,000	591,057
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	600,000	619,144
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	480,000	462,618
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	2,000,000	1,994,900
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	520,000	512,118
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	310,000	316,633
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	700,000	694,981
Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	493,043
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,145,000	1,114,301
Credit Suisse AG unsec. sub. notes 5.40%, 1/14/20	1,000,000	1,021,615
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	1,000,000	988,226
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	135,000	132,641
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	3,510,000	3,422,358
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	555,000	543,019
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	450,000	448,992
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	1,500,000	1,460,997
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	350,000	342,713
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	735,000	725,308
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	200,000	203,300
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	1,645,000	1,622,541
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	630,000	613,799
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	940,000	939,077
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	380,000	373,155

Short Duration Bond Fund 23

	Principal
CORPORATE BONDS AND NOTES (47.7%)* cont.	amount	Value
Banking cont.
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	$1,565,000	$1,510,554
US Bancorp unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	810,000	789,515
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,015,000	1,001,291
Wells Fargo Bank NA sr. unsec. notes Ser. BKNT, 3.625%, 10/22/21	1,500,000	1,499,177
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	1,500,000	1,478,494
		31,087,662
Basic materials (2.5%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	530,000	539,527
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	440,000	417,032
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	1,000,000	1,036,298
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	340,000	342,975
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	85,000	84,964
International Paper Co. sr. unsec. unsub. notes 4.75%, 2/15/22	530,000	547,133
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	550,000	529,276
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	520,000	523,250
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	360,000	346,500
WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	450,000	452,319
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	400,000	407,000
		5,226,274
Capital goods (0.6%)
Rockwell Collins, Inc. sr. unsec. sub. notes 1.95%, 7/15/19	1,000,000	992,468
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	303,000	310,177
		1,302,645
Communication services (2.9%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	410,000	413,588
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 4.191%, 2/1/24	1,000,000	1,016,183
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	2,000,000	1,991,937
Cox Communications, Inc. 144A sr. unsec. notes 3.25%, 12/15/22	550,000	533,407
Crown Castle International Corp. sr. unsec. unsub. notes
3.40%, 2/15/21 R	490,000	486,892
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	410,000	417,175
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	155,000	159,220
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	217,500	215,325

24 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (47.7%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	$420,000	$413,700
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	420,000	418,950
		6,066,377
Conglomerates (0.6%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	1,255,000	1,238,587
		1,238,587
Consumer cyclicals (4.5%)
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,000,000	962,934
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	600,000	613,709
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.50%), 2.819%, 8/13/21	64,000	64,056
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	510,000	491,889
CBS Corp. company guaranty sr. unsec. unsub. notes
3.375%, 3/1/22	259,000	254,898
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.88%), 3.305%, 10/12/21	1,000,000	980,013
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.10%, 1/15/19	1,000,000	1,000,248
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	430,000	417,100
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	490,000	500,192
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	535,000	534,681
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	1,000,000	947,800
Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,000,000	975,452
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	1,010,000	1,009,886
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	410,000	419,225
		9,172,083
Consumer finance (0.8%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,000,000	988,750
Aviation Capital Group LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.67%), 3.19%, 7/30/21	660,000	662,214
		1,650,964
Consumer staples (1.6%)
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	420,000	413,322
Conagra Brands, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.50%), 2.908%, 10/9/20	390,000	388,899
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22	1,000,000	1,001,354
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	430,000	421,172

Short Duration Bond Fund 25

	Principal
CORPORATE BONDS AND NOTES (47.7%)* cont.	amount	Value
Consumer staples cont.
United Rentals North America, Inc. company guaranty notes
4.625%, 7/15/23	$500,000	$495,625
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	540,000	533,823
		3,254,195
Energy (1.4%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	255,000	252,050
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	390,000	421,688
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	500,000	516,733
EQT Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.77%),
3.166%, 10/1/20	375,000	374,829
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	400,000	412,000
Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55%, 6/24/24	420,000	422,978
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	410,000	408,880
		2,809,158
Financial (1.4%)
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	520,000	523,250
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	1,977,000	2,073,479
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	260,000	268,463
		2,865,192
Health care (3.1%)
Becton Dickinson and Co. (BD) sr. unsec. unsub. notes
3.125%, 11/8/21	550,000	540,970
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	410,000	416,150
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	1,030,000	1,062,175
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	385,000	379,853
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	430,000	429,748
Elanco Animal Health, Inc. 144A sr. unsec. notes 3.912%, 8/27/21	600,000	599,995
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	870,000	862,419
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	470,000	485,275
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	530,000	535,963
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 1.90%, 9/23/19 (Ireland)	500,000	494,173
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	500,000	497,424
		6,304,145
Insurance (1.9%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	325,000	318,189
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	567,000	569,407
Marsh & McLennan Companies, Inc. sr. unsec. unsub. notes
2.75%, 1/30/22	1,000,000	966,811
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	910,000	936,420
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	790,000	769,640
Protective Life Global Funding 144A notes 2.262%, 4/8/20	325,000	320,283
		3,880,750

26 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (47.7%)* cont.	amount	Value
Investment banking/Brokerage (2.7%)
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.17%), 3.484%, 11/15/21	$1,500,000	$1,519,481
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.00%, 4/26/22	1,400,000	1,362,715
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	280,000	274,722
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 1.18%), 3.649%, 1/20/22	1,500,000	1,516,886
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	860,000	831,310
		5,505,114
Real estate (0.3%)
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	725,000	723,559
		723,559
Technology (4.8%)
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	490,000	467,505
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,395,000	1,391,514
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,000,000	968,055
Cisco Systems, Inc. sr. unsec. unsub. notes 1.85%, 9/20/21	2,000,000	1,921,179
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 4.42%, 6/15/21	1,500,000	1,512,445
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	400,000	423,326
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,000,000	998,047
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	370,000	361,519
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	2,000,000	1,944,737
		9,988,327
Utilities and power (3.5%)
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	530,000	522,713
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	1,000,000	1,045,065
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes
5.75%, 9/15/19	500,000	509,798
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	289,000	290,029
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	320,000	314,827
Emera US Finance LP company guaranty sr. unsec. notes
2.70%, 6/15/21	550,000	533,238
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	410,000	431,013
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	490,000	487,918
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	1,000,000	976,750
Southern Co. (The) sr. unsec. unsub. notes 2.35%, 7/1/21	1,430,000	1,381,747
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	654,000	671,117
		7,164,215
Total corporate bonds and notes (cost $99,089,272)		$98,239,247

Short Duration Bond Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (29.3%)*	amount	Value
Agency collateralized mortgage obligations (8.8%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.981%,
10/25/27 (Bermuda)	$437,667	$438,103
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.631%,
8/25/28 (Bermuda)	324,000	326,124
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%),
16.062%, 5/15/35	16,094	20,213
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.031%, 10/25/24	228,547	252,409
Ser. 3724, Class CM, 5.50%, 6/15/37	32,624	34,888
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M2,
(1 Month US LIBOR + 2.90%), 5.187%, 7/25/28	206,861	211,337
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 5.131%, 4/25/28	1,495,180	1,545,967
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M2,
(1 Month US LIBOR + 2.80%), 5.081%, 5/25/28	431,994	444,125
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.881%, 12/25/27	185,788	189,161
Ser. 3539, Class PM, 4.50%, 5/15/37	11,552	11,793
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.487%, 3/25/25	18,104	18,149
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.481%, 10/25/28	191,101	192,652
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M2,
(1 Month US LIBOR + 2.20%), 4.481%, 9/25/24	1,075,560	1,104,187
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M2,
(1 Month US LIBOR + 2.20%), 4.481%, 2/25/24	497,109	509,726
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.237%, 5/25/25	1,063,536	1,088,295
Ser. 3876, Class CA, 2.75%, 6/15/26	17	17
Ser. 3609, Class LK, 2.00%, 12/15/24	22,583	22,493
FRB Ser. 8, Class A9, IO, 0.43%, 11/15/28 W	73,710	1,014
FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	215,051	2,117
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	339,997	2,444
Federal National Mortgage Association
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.406%, 8/25/35	94,178	112,381
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
8.337%, 5/25/40	138,118	148,433
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.281%, 9/25/28	200,000	234,007
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 7.531%, 10/25/23	1,700,000	1,945,629
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.281%, 11/25/24	1,312,576	1,476,841
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.181%, 11/25/24	497,625	568,819
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	301,199	324,478
Ser. 05-68, Class PC, 5.50%, 7/25/35	9,866	10,004

28 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.181%, 7/25/24	$1,219,596	$1,302,480
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.881%, 5/25/24	1,100,000	1,169,248
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 4.881%, 5/25/24	1,694,181	1,787,658
Ser. 11-60, Class PA, 4.00%, 10/25/39	12,812	12,599
Ser. 03-43, Class YA, 4.00%, 3/25/33	121,600	121,785
Ser. 04-2, Class QL, 4.00%, 2/25/19	6	6
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.631%, 1/25/29	49,388	49,502
Ser. 10-155, Class A, 3.50%, 9/25/25	8,020	7,993
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M1,
(1 Month US LIBOR + 0.75%), 3.031%, 12/25/30	1,321,857	1,321,967
Ser. 10-81, Class AP, 2.50%, 7/25/40	59,047	57,186
Ser. 98-W2, Class X, IO, 0.406%, 6/25/28 W	478,777	15,560
Ser. 98-W5, Class X, IO, 0.233%, 7/25/28 W	141,744	4,075
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	18,258	18,582
Ser. 10-151, Class KO, PO, zero %, 6/16/37	108,602	87,191
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	13,695	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	37,000	324
FRB Ser. 98-3, IO, zero %, 9/19/27 W	17,418	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	29,847	—
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.832%, 10/25/28 (Bermuda)	962,000	962,000
		18,153,962
Commercial mortgage-backed securities (14.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.221%, 1/15/49 W	217,891	329
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.322%, 7/10/42 W	5,643	—
Bank of America Merrill Lynch Commercial Mortgage Trust FRB
Ser. 17-BNK9, Class XA, IO, 0.821%, 11/15/54 W	9,681,726	555,372
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.465%, 1/12/45 W	551,000	515,185
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.27%, 3/11/39 W	567,559	397,292
CD Commercial Mortgage Trust FRB Ser. 16-CD1, Class XA, IO,
1.427%, 8/10/49 W	3,648,499	295,164
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.756%, 12/15/47 W	275,000	284,237
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	310,000	312,779
FRB Ser. 15-GC31, Class XA, IO, 0.406%, 6/10/48 W	7,042,900	151,734
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.82%, 5/15/46 W	163,991	164,654
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.706%, 2/10/47 W	10,744,535	238,958

Short Duration Bond Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (29.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.603%, 12/10/44 W	$522,000	$516,351
FRB Ser. 14-CR17, Class C, 4.738%, 5/10/47 W	577,000	572,190
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	678,000	680,318
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	911,000	891,504
FRB Ser. 13-LC13, Class XA, IO, 1.167%, 8/10/46 W	5,412,198	226,446
FRB Ser. 14-CR17, Class XA, IO, 1.08%, 5/10/47 W	5,955,811	233,176
FRB Ser. 15-LC21, Class XA, IO, 0.825%, 7/10/48 W	9,202,829	313,112
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
6.126%, 7/10/46 W	502,000	512,118
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.971%, 2/15/41 W	500,000	423,850
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.012%, 5/15/38 W	212,358	752
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
0.92%, 4/15/50 W	17,736,137	735,080
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.414%, 6/10/48 W	559,216	486,518
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.996%, 1/10/47 W	748,000	736,633
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	565,000	559,393
FRB Ser. 13-GC12, Class XA, IO, 1.438%, 6/10/46 W	3,997,012	205,882
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	488,000	496,698
FRB Ser. 11-GC5, Class C, 5.391%, 8/10/44 W	453,000	464,891
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	1,135,000	1,179,263
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.566%, 8/15/46 W	359,000	358,669
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	246,633
FRB Ser. 14-C22, Class XA, IO, 0.883%, 9/15/47 W	8,454,672	335,098
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.706%, 12/15/44 W	81,343	80,321
FRB Ser. 05-CB11, Class C, 5.559%, 8/12/37 W	500,000	512,300
Ser. 12-C6, Class AS, 4.117%, 5/15/45	494,000	499,755
FRB Ser. 16-JP2, Class XA, IO, 1.846%, 8/15/49 W	6,080,078	662,096
FRB Ser. 13-C10, Class XA, IO, 1.01%, 12/15/47 W	8,984,403	313,888
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.14%, 5/15/45 W	898,000	793,440
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	173,000	170,296
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	176,030	121,460
FRB Ser. 07-C2, Class XW, IO, 0.182%, 2/15/40 W	42,147	4
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	55,792	55,739
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	1,235,989	33
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.606%, 12/12/49 W	1,019,909	8,377

30 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C5, Class AS, 3.792%, 8/15/45	$388,000	$386,193
FRB Ser. 13-C7, Class XA, IO, 1.358%, 2/15/46 W	12,599,065	580,754
FRB Ser. 14-C17, Class XA, IO, 1.191%, 8/15/47 W	8,352,513	317,671
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C7, Class XB, IO, 0.332%, 2/15/46 W	24,165,000	316,199
Morgan Stanley Capital I Trust 144A
Ser. 12-C4, Class C, 5.42%, 3/15/45 W	245,060	240,304
FRB Ser. 12-C4, Class XA, IO, 2.086%, 3/15/45 W	1,612,299	88,993
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.072%, 12/15/50 W	8,161,676	572,729
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.031%, 8/10/49 W	300,000	302,585
FRB Ser. 12-C2, Class D, 4.893%, 5/10/63 W	279,000	259,843
FRB Ser. 12-C2, Class XA, IO, 1.329%, 5/10/63 W	14,753,085	577,452
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	327,000	338,190
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.241%, 10/15/44 W	200,303	198,382
FRB Ser. 06-C29, IO, 0.279%, 11/15/48 W	1,285,480	51
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, 0.002%, 4/15/47 W	4,337,015	—
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	898,000	851,003
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	703,000	699,798
FRB Ser. 16-BNK1, Class XA, IO, 1.785%, 8/15/49 W	6,719,591	739,800
FRB Ser. 16-C37, Class XA, IO, 1.016%, 12/15/49 W	8,133,970	400,110
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	964,000	842,131
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,301,460
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	500,133
FRB Ser. 12-C10, Class C, 4.377%, 12/15/45 W	267,000	262,424
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	360,000	362,550
Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	391,927
Ser. 13-C11, Class AS, 3.311%, 3/15/45	433,000	427,790
FRB Ser. 14-C23, Class XA, IO, 0.63%, 10/15/57 W	10,200,551	282,109
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.672%, 11/15/44 W	332,000	344,398
FRB Ser. 11-C5, Class E, 5.672%, 11/15/44 W	517,000	510,756
FRB Ser. 11-C2, Class D, 5.651%, 2/15/44 W	269,000	266,891
Ser. 11-C4, Class D, 5.231%, 6/15/44 W	1,217,000	1,176,510
Ser. 11-C4, Class E, 5.231%, 6/15/44 W	67,000	64,087
		29,911,211
Residential mortgage-backed securities (non-agency) (6.0%)
Angel Oak Mortgage Trust I LLC 144A FRB Ser. 17-2, Class A1,
2.478%, 7/25/47 W	148,219	146,662
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.581%, 9/25/45	254,137	244,226

Short Duration Bond Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (29.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A FRB Ser. 18-3A, Class M1A, (1 Month
US LIBOR + 1.20%), 3.48%, 10/25/27	$900,000	$899,812
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.103%, 5/25/35 W	341,270	349,908
COLT Mortgage Loan Trust 144A
Ser. 18-2, Class A1, 3.47%, 7/27/48 W	713,934	710,364
Ser. 18-1, Class A1, 2.93%, 2/25/48 W	154,962	154,187
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.901%, 4/25/35	193,127	172,570
Credit Suisse Mortgage Trust 144A FRB Ser. 12-4R, Class 7A2,
3.897%, 1/27/36 W	990,534	990,534
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.181%, 10/25/28	467,620	536,463
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.981%, 4/25/28	127,235	147,132
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.831%, 4/25/28	1,013,460	1,148,208
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.281%, 7/25/25	14,282	15,877
Galton Funding Mortgage Trust 144A Ser. 18-1, Class A43,
3.50%, 11/25/57 W	153,779	153,011
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.461%, 5/25/36	605,875	280,023
Homeward Opportunities Fund I Trust 144A Ser. 18-1, Class A1,
3.78%, 6/25/48 W	326,418	323,154
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.541%, 2/25/35 W	117,082	119,200
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.041%, 8/26/47 W	1,265,000	1,230,849
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 3.181%, 1/25/48	894,537	893,419
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 3.845%, 11/25/47	718,907	726,719
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.831%, 7/25/28 (Bermuda)	795,000	794,006
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 6.281%, 4/25/27 (Bermuda)	550,000	567,875
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.331%, 10/25/34	200,000	204,033
Starwood Mortgage Residential Trust 144A Ser. 18-IMC1, Class A1,
3.793%, 3/25/48 W	338,670	335,283
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.131%, 5/25/47	636,926	542,845
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.441%, 4/25/36	130,098	129,732
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	188,984	187,213
Verus Securitization Trust 144A Ser. 2, Class A1, 3.635%, 6/1/58 W	383,084	379,253
		12,382,558
Total mortgage-backed securities (cost $61,632,314)		$60,447,731

32 Short Duration Bond Fund

	Principal
ASSET-BACKED SECURITIES (4.0%)*	amount	Value
Finance of America Structured Securities Trust 144A
Ser. 18-HB1, Class M2, 4.087%, 9/25/28 W	$800,000	$802,000
Ser. 17-HB1, Class M2, 3.165%, 11/25/27 W	850,000	835,277
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.081%, 11/25/50	788,000	788,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.082%, 4/24/19	2,972,000	2,972,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 7/24/19	2,150,000	2,150,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.881%, 1/25/46	655,069	651,279
Total asset-backed securities (cost $8,204,313)		$8,198,556

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
6.00%, 9/1/19	$8	$8
Total U.S. government and agency mortgage obligations (cost $9)		$8

	Principal amount/
SHORT-TERM INVESTMENTS (17.4%)*		shares	Value
Albermarle Corp. commercial paper 2.455%, 11/16/18		$700,000	$699,162
Amcor, Ltd./Australia commercial paper 2.486%, 11/26/18		700,000	698,740
Amphenol Corp. commercial paper 2.401%, 11/7/18		900,000	899,582
Aon Corp. commercial paper 2.506%, 12/4/18		900,000	897,864
B.A.T. International Finance PLC commercial paper
2.441%, 11/1/18		900,000	899,941
Cabot Corp. commercial paper 2.504%, 11/21/18		900,000	898,707
E. I. du Pont de Nemours & Co. commercial paper 2.516%, 12/3/18		900,000	897,899
Entergy Corp. commercial paper 2.525%, 11/29/18		900,000	898,066
Fidelity National Information Services, Inc. commercial paper
2.451%, 11/7/18		900,000	899,580
LVMH Moet Hennessy Louis Vuitton SA commercial paper
2.314%, 12/12/18		700,000	698,074
Magna International, Inc. commercial paper 2.525%, 11/26/18		900,000	898,386
Mohawk Industries, Inc. commercial paper 2.371%, 11/5/18		900,000	899,700
National Grid PLC commercial paper 2.526%, 12/5/18		900,000	897,798
NextEra Energy Capital Holdings, Inc. commercial paper
2.438%, 11/6/18		700,000	699,720
Northrop Grumman Corp. commercial paper 2.506%, 11/28/18		600,000	598,837
Putnam Short Term Investment Fund 2.33% L	Shares	17,696,700	17,696,700
Reckitt Benckiser Treasury Services PLC commercial paper
2.418%, 11/13/18		$700,000	699,430
Rogers Communications, Inc. commercial paper
2.454%, 11/14/18		900,000	899,140
Stanley Black & Decker, Inc. commercial paper 2.404%, 11/8/18		700,000	699,614
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.09% P	Shares	220,000	220,000

Short Duration Bond Fund 33

	Principal amount/
SHORT-TERM INVESTMENTS (17.4%)* cont.	shares	Value
Tyson Foods, Inc. commercial paper 2.361%, 11/7/18	$900,000	$899,580
U.S. Treasury Bills 2.303%, 1/17/19 ∆ §	339,000	337,375
U.S. Treasury Bills 2.209%, 12/11/18 §	97,000	96,768
U.S. Treasury Bills 2.255%, 1/10/19	56,000	55,759
U.S. Treasury Bills 2.029%, 11/1/18 §	54,000	54,000
U.S. Treasury Bills 2.043%, 11/8/18 §	8,000	7,997
U.S. Treasury Bills 2.163%, 12/13/18 §	2,000	1,995
United Technologies Corp. commercial paper 2.561%, 11/26/18	325,000	324,415
Waste Management, Inc. commercial paper 2.453%, 11/8/18	500,000	499,733
Westar Energy, Inc. commercial paper 2.432%, 11/6/18	900,000	899,639
Total short-term investments (cost $35,775,543)		$35,774,201

TOTAL INVESTMENTS
Total investments (cost $204,701,451)	$202,659,743

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $206,002,560.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $60,701 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $437,382 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

34 Short Duration Bond Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $113,480 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$136,431,500	$216,926 E	$49,268	12/19/20	3 month USD-	3.05% —	$(167,658)
				LIBOR-BBA —	Semiannually
				Quarterly
70,919,500	178,363 E	(106,880)	12/19/23	3.10% —	3 month USD-	71,483
				Semiannually	LIBOR-BBA —
					Quarterly
12,003,400	90,950 E	8,984	12/19/28	3 month USD-	3.15% —	(81,966)
				LIBOR-BBA —	Semiannually
				Quarterly
821,800	16,033 E	4,457	12/19/48	3.20% —	3 month USD-	20,490
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(44,171)				$(157,651)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,939	$43,000	$5,986	5/11/63	300 bp —	$(3,021)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,604	93,000	12,946	5/11/63	300 bp —	(7,287)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,483	186,000	25,891	5/11/63	300 bp —	(14,300)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,944	192,000	26,726	5/11/63	300 bp —	(15,670)
Index						Monthly

Short Duration Bond Fund 35

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$(4)	$10,000	$229	5/11/63	200 bp —	$(229)
Index						Monthly
CMBX NA A.6	A/P	12	10,000	229	5/11/63	200 bp —	(213)
Index						Monthly
CMBX NA A.6	A/P	8	10,000	229	5/11/63	200 bp —	(217)
Index						Monthly
CMBX NA BB.6	BB/P	28,797	117,000	28,642	5/11/63	500 bp —	270
Index						Monthly
CMBX NA BB.7	BB/P	9,511	74,000	10,863	1/17/47	500 bp —	(1,280)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	555	358,000	8,198	5/11/63	200 bp —	(7,504)
Index						Monthly
CMBX NA A.6	A/P	699	362,000	8,290	5/11/63	200 bp —	(7,450)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	326	3,000	418	5/11/63	300 bp —	(90)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,426	574,000	35,990	1/17/47	300 bp —	6,772
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	588	19,000	435	5/11/63	200 bp —	160
Index						Monthly
CMBX NA A.6	A/P	1,889	62,000	1,420	5/11/63	200 bp —	493
Index						Monthly
CMBX NA A.6	A/P	5,714	87,000	1,992	5/11/63	200 bp —	3,755
Index						Monthly
CMBX NA A.6	A/P	6,818	138,000	3,160	5/11/63	200 bp —	3,711
Index						Monthly
CMBX NA A.6	A/P	4,549	145,000	3,321	5/11/63	200 bp —	1,285
Index						Monthly
CMBX NA A.7	A-/P	1,714	34,000	180	1/17/47	200 bp —	1,547
Index						Monthly
CMBX NA BBB–.6	BBB–/P	216	2,000	278	5/11/63	300 bp —	(61)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,019	37,000	5,150	5/11/63	300 bp —	(1,110)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	9,313	44,000	10,771	5/11/63	500 bp —	(1,416)
Index						Monthly
CMBX NA A.6	A/P	3,940	140,000	3,206	5/11/63	200 bp —	789
Index						Monthly
CMBX NA A.6	A/P	4,749	145,000	3,321	5/11/63	200 bp —	1,485
Index						Monthly
CMBX NA A.6	A/P	9,469	153,000	3,504	5/11/63	200 bp —	6,025
Index						Monthly
CMBX NA A.6	A/P	10,705	209,000	4,786	5/11/63	200 bp —	6,000
Index						Monthly

36 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$11,255	$342,000	$7,832	5/11/63	200 bp —	$3,556
Index						Monthly
CMBX NA A.6	A/P	11,614	384,000	8,794	5/11/63	200 bp —	2,969
Index						Monthly
CMBX NA A.6	A/P	25,971	537,000	12,297	5/11/63	200 bp —	13,882
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108	1,000	139	5/11/63	300 bp —	(31)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108	1,000	139	5/11/63	300 bp —	(31)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	112	1,000	139	5/11/63	300 bp —	(27)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	11	4,000	92	5/11/63	200 bp —	(79)
Index						Monthly
CMBX NA A.6	A/P	71	7,000	160	5/11/63	200 bp —	(87)
Index						Monthly
CMBX NA A.6	A/P	—	18,000	412	5/11/63	200 bp —	(405)
Index						Monthly
CMBX NA A.7	A-/P	(6)	6,000	32	1/17/47	200 bp —	(35)
Index						Monthly
CMBX NA BB.6	BB/P	9,332	38,000	9,302	5/11/63	500 bp —	66
Index						Monthly
CMBX NA BB.6	BB/P	18,481	75,000	18,360	5/11/63	500 bp —	194
Index						Monthly
CMBX NA BBB–.6	BBB–/P	242	2,000	278	5/11/63	300 bp —	(35)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	957	9,000	1,253	5/11/63	300 bp —	(290)
Index						Monthly
Upfront premium received		255,249		Unrealized appreciation			52,959
Upfront premium (paid)		(10)		Unrealized (depreciation)			(60,868)
Total		$255,239		Total			$(7,909)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Short Duration Bond Fund 37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$212	1/17/47	(200 bp) —	$(100)
					Monthly
CMBX NA BB.7 Index	(16,751)	83,000	12,184	1/17/47	(500 bp) —	(4,647)
					Monthly
CMBX NA BB.7 Index	(7,539)	48,000	7,046	1/17/47	(500 bp) —	(539)
					Monthly
CMBX NA BB.7 Index	(7,838)	48,000	7,046	1/17/47	(500 bp) —	(838)
					Monthly
CMBX NA BB.9 Index	(11,394)	74,000	11,322	9/17/58	(500 bp) —	(144)
					Monthly
CMBX NA BB.9 Index	(5,323)	34,000	5,202	9/17/58	(500 bp) —	(154)
					Monthly
CMBX NA BBB–.6 Index	(15,770)	152,000	21,158	5/11/63	(300 bp) —	5,300
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(8,914)	505,000	123,624	5/11/63	(500 bp) —	114,220
					Monthly
CMBX NA BB.7 Index	(52,019)	282,000	41,398	1/17/47	(500 bp) —	(10,896)
					Monthly
CMBX NA BB.7 Index	(42,273)	257,000	37,728	1/17/47	(500 bp) —	(4,795)
					Monthly
CMBX NA BB.9 Index	(462)	3,000	459	9/17/58	(500 bp) —	(6)
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	58,186	5/11/63	(300 bp) —	8,436
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(32,736)	320,000	78,336	5/11/63	(500 bp) —	45,289
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	3,964	1/17/47	(500 bp) —	(148)
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	13,799	1/17/47	(500 bp) —	(1,693)
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	4,110	1/17/47	(500 bp) —	(1,602)
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	6,521	1/17/47	(300 bp) —	(1,998)
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	125	1/17/47	(300 bp) —	(11)
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	63	1/17/47	(300 bp) —	(7)
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	63	1/17/47	(300 bp) —	(6)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(12,989)	67,000	9,836	1/17/47	(500 bp) —	(3,218)
					Monthly
CMBX NA BB.7 Index	(7,027)	44,000	6,459	1/17/47	(500 bp) —	(611)
					Monthly

38 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6 Index	$(1,265)	$9,000	$2,203	5/11/63	(500 bp) —	$929
					Monthly
CMBX NA BB.7 Index	(16,086)	81,000	11,891	1/17/47	(500 bp) —	(4,274)
					Monthly
CMBX NA BB.7 Index	(12,193)	62,000	9,102	1/17/47	(500 bp) —	(3,152)
					Monthly
CMBX NA BB.7 Index	(9,392)	60,000	8,808	1/17/47	(500 bp) —	(642)
					Monthly
CMBX NA BB.7 Index	(9,179)	51,000	7,487	1/17/47	(500 bp) —	(1,742)
					Monthly
CMBX NA BB.7 Index	(7,539)	48,000	7,046	1/17/47	(500 bp) —	(539)
					Monthly
CMBX NA BB.7 Index	(7,977)	41,000	6,019	1/17/47	(500 bp) —	(1,998)
					Monthly
CMBX NA BB.7 Index	(6,676)	39,000	5,725	1/17/47	(500 bp) —	(989)
					Monthly
CMBX NA BB.7 Index	(2,923)	18,000	2,642	1/17/47	(500 bp) —	(298)
					Monthly
CMBX NA BBB–.7 Index	(24,407)	265,000	16,616	1/17/47	(300 bp) —	(7,946)
					Monthly
CMBX NA BBB–.7 Index	(6,803)	86,000	5,392	1/17/47	(300 bp) —	(1,461)
					Monthly
CMBX NA BBB–.7 Index	(4,825)	58,000	3,637	1/17/47	(300 bp) —	(1,222)
					Monthly
CMBX NA BBB–.7 Index	(74)	1,000	63	1/17/47	(300 bp) —	(11)
					Monthly
CMBX NA BBB–.7 Index	(74)	1,000	63	1/17/47	(300 bp) —	(11)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	49,472	1/17/47	(500 bp) —	(9,322)
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	63	1/17/47	(300 bp) —	(20)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(24,622)	122,000	17,910	1/17/47	(500 bp) —	(6,831)
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	11,891	1/17/47	(500 bp) —	(3,807)
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	11,010	1/17/47	(500 bp) —	(4,146)
					Monthly
Upfront premium received	—		Unrealized appreciation			174,174
Upfront premium (paid)	(528,021)		Unrealized (depreciation)			(79,824)
Total	$(528,021)		Total			$94,350

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Short Duration Bond Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$8,198,556	$—
Corporate bonds and notes	—	98,239,247	—
Mortgage-backed securities	—	60,447,731	—
U.S. government and agency mortgage obligations	—	8	—
Short-term investments	17,916,700	17,857,501	—
Totals by level	$17,916,700	$184,743,043	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(113,480)	$—
Credit default contracts	—	359,223	—
Totals by level	$—	$245,743	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Bond Fund

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $187,004,751)	$184,963,043
Affiliated issuers (identified cost $17,696,700) (Note 4)	17,696,700
Interest and other receivables	1,180,008
Receivable for shares of the fund sold	5,671,068
Receivable for investor servicing fees (Note 2)	55
Receivable for variation margin on centrally cleared swap contracts (Note 1)	158,422
Unrealized appreciation on OTC swap contracts (Note 1)	227,133
Premium paid on OTC swap contracts (Note 1)	528,031
Total assets	210,424,460

LIABILITIES
Payable for investments purchased	482,183
Payable for shares of the fund repurchased	2,997,502
Payable for compensation of Manager (Note 2)	100,140
Payable for Trustee compensation and expenses (Note 2)	43,000
Payable for distribution fees (Note 2)	30,618
Payable for variation margin on centrally cleared swap contracts (Note 1)	152,362
Unrealized depreciation on OTC swap contracts (Note 1)	140,692
Premium received on OTC swap contracts (Note 1)	255,249
Collateral on certain derivative contracts, at value (Notes 1 and 8)	220,000
Other accrued expenses	154
Total liabilities	4,421,900

Net assets	$206,002,560

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$218,208,387
Total distributable earnings (Note 1)	(12,205,827)
Total — Representing net assets applicable to capital shares outstanding	$206,002,560

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($105,367,016 divided by 10,527,753 shares)	$10.01
Offering price per class A share (100/97.75 of $10.01)*	$10.24
Net asset value and offering price per class B share ($710,875 divided by 71,121 shares)**	$10.00
Net asset value and offering price per class C share ($12,517,906 divided by 1,253,929 shares)**	$9.98
Net asset value and redemption price per class M share ($1,830,324 divided by 183,344 shares)	$9.98
Offering price per class M share (100/99.25 of $9.98)†	$10.06
Net asset value, offering price and redemption price per class R share
($340,767 divided by 33,879 shares)	$10.06
Net asset value, offering price and redemption price per class R6 share
($634,682 divided by 63,165 shares)	$10.05
Net asset value, offering price and redemption price per class Y share
($84,600,990 divided by 8,439,494 shares)	$10.02

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $250,000.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 41

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (net of foreign tax of $420) (including interest income of $349,021 from investments
in affiliated issuers) (Note 5)	$5,792,657
Total investment income	5,792,657

EXPENSES
Compensation of Manager (Note 2)	698,401
Distribution fees (Note 2)	313,485
Other	1,971
Total expenses	1,013,857
Expense reduction (Note 2)	(1,204)
Net expenses	1,012,653

Net investment income	4,780,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(895,689)
Foreign currency transactions (Note 1)	16,551
Forward currency contracts (Note 1)	(846,123)
Futures contracts (Note 1)	23,874
Swap contracts (Note 1)	2,814,503
Written options (Note 1)	3,512,707
Net increase from payments by affiliates (Note 2)	33,835
Total net realized gain	4,659,658
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(3,002,881)
Forward currency contracts	(7,009)
Swap contracts	(339,085)
Written options	(2,724,858)
Total change in net unrealized depreciation	(6,073,833)

Net loss on investments	(1,414,175)

Net increase in net assets resulting from operations	$3,365,829

The accompanying notes are an integral part of these financial statements.

42 Short Duration Bond Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$4,780,004	$5,041,606
Net realized gain on investments
and foreign currency transactions	4,659,658	128,145
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(6,073,833)	2,095,932
Net increase in net assets resulting from operations	3,365,829	7,265,683
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,281,679)	(2,130,656)
Class B	(27,750)	(37,062)
Class C	(258,546)	(293,613)
Class M	(48,789)	(43,595)
Class P	(1,158,490)	(898,010)
Class R	(12,772)	(6,391)
Class R6	(23,482)	(12,941)
Class Y	(2,434,822)	(1,718,985)
Decrease from capital share transactions (Note 4)	(1,161,537)	(5,022,569)
Total decrease in net assets	(4,042,038)	(2,898,139)

NET ASSETS
Beginning of year	210,044,598	212,942,737
End of year (Note 1)	$206,002,560	$210,044,598

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2018	$10.15	.27	(.09)	.18	(.32)	(.32)	$10.01	1.80	$105,367.65		2.67	386
October 31, 2017	10.04	.24	.11	.35	(.24)	(.24)	10.15	3.60	74,649.65		2.40	256
October 31, 2016	10.07	.21	(.08)	.13	(.16)	(.16)	10.04	1.29	90,313.62		2.11	129
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105
October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98
Class B
October 31, 2018	$10.10	.25	(.08)	.17	(.27)	(.27)	$10.00	1.71	$711.85		2.46	386
October 31, 2017	10.00	.22	.11	.33	(.23)	(.23)	10.10	3.34	1,212.85		2.19	256
October 31, 2016	10.03	.19	(.09)	.10	(.13)	(.13)	10.00	1.01	1,633.82		1.92	129
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105
October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98
Class C
October 31, 2018	$10.06	.19	(.08)	.11	(.19)	(.19)	$9.98	1.09	$12,518	1.40	1.92	386
October 31, 2017	9.95	.16	.11	.27	(.16)	(.16)	10.06	2.71	15,086	1.40	1.64	256
October 31, 2016	9.98	.13	(.08)	.05	(.08)	(.08)	9.95	.53	19,601	1.37	1.37	129
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105
October 31, 2014	10.15	.06	—[e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98
Class M
October 31, 2018	$10.12	.27	(.10)	.17	(.31)	(.31)	$9.98	1.73	$1,830.70		2.65	386
October 31, 2017	10.02	.24	.10	.34	(.24)	(.24)	10.12	3.48	1,520.70		2.35	256
October 31, 2016	10.05	.21	(.09)	.12	(.15)	(.15)	10.02	1.24	1,803.67		2.08	129
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105
October 31, 2014	10.24	.13	—[e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98
Class R
October 31, 2018	$10.19	.24	(.08)	.16	(.29)	(.29)	$10.06	1.58	$341.90		2.41	386
October 31, 2017	10.09	.24	.09	.33	(.23)	(.23)	10.19	3.36	482.90		2.33	256
October 31, 2016	10.00	.19	(.10)	.09	—	—	10.09	.90	286.87		1.98	129
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105
October 31, 2014	10.19	.11	—[e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98
Class R6
October 31, 2018	$10.21	.30	(.09)	.21	(.37)	(.37)	$10.05	2.08	$635.40		2.94	386
October 31, 2017	10.10	.27	.11	.38	(.27)	(.27)	10.21	3.87	452.40		2.68	256
October 31, 2016	10.13	.24	(.09)	.15	(.18)	(.18)	10.10	1.55	530.37		2.38	129
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105
October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Bond Fund	Short Duration Bond Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
October 31, 2018	$10.19	.30	(.10)	.20	(.37)	(.37)	$10.02	1.99	$84,601.40		2.95	386
October 31, 2017	10.08	.27	.11	.38	(.27)	(.27)	10.19	3.88	70,567.40		2.71	256
October 31, 2016	10.11	.24	(.09)	.15	(.18)	(.18)	10.08	1.55	64,053.37		2.39	129
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105
October 31, 2014	10.30	.16	—[e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Bond Fund	Short Duration Bond Fund 47

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 1, 2018, the fund was known as Putnam Absolute Return 100 Fund. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 27, 2018, the fund’s class P shares were fully redeemed and no longer offered. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% (prior June 1, 2018, 1.00%) and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Short Duration Bond Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only

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securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

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The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

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other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $71,248 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $60,701 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2018, the fund had a capital loss carryover of $11,639,649 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$8,899,054	$1,247,524	$10,146,578	*
1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,150,467 to decrease distributions in excess of net investment income and $2,150,467 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$494,164
Unrealized depreciation	(3,034,665)
Net unrealized depreciation	$(2,540,501)
Undistributed ordinary income	1,974,323
Capital loss carryforward	(11,639,649)
Cost for federal income tax purposes	$205,445,987

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $1,203,740.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% (0.40% prior to August 1, 2018) of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For periods beginning on June 1, 2018 through November 30, 2019, the base fee will only be adjusted downward by the amount computed by applying the performance adjustment rate to the average net assets of the fund. If the result of the computation is positive, the fund will only pay the base fee. The performance fee will be terminated effective November 30, 2019, and the fund’s management fee will be equal to 0.37% (0.40% prior to August 1, 2018) of the monthly average of the fund’s net asset value.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.393% of the fund’s average net assets before an increase of $11,686 (0.007% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

During the reporting period, Putnam Management reimbursed the fund $33,835 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

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The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Effective April 27, 2018, the fund terminated its class P shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,204 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $117, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$171,746
Class B	1.00%	0.45%	4,189
Class C	1.00%	1.00%	130,973
Class M	1.00%	0.30%	4,741
Class R	1.00%	0.50%	1,836
Total			$313,485

56 Short Duration Bond Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $377 and $169 from the sale of class A and class M shares, respectively, and received $464 and $66 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $621 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$549,788,815	$520,861,207
U.S. government securities (Long-term)	—	—
Total	$549,788,815	$520,861,207

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	7,476,701	$75,040,233	2,721,334	$27,321,036
Shares issued in connection with
reinvestment of distributions	197,744	1,972,141	184,366	1,817,847
	7,674,445	77,012,374	2,905,700	29,138,883
Shares repurchased	(4,503,803)	(45,211,327)	(4,545,229)	(45,482,934)
Net increase (decrease)	3,170,642	$31,801,047	(1,639,529)	$(16,344,051)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	8,214	$82,358	32,842	$327,479
Shares issued in connection with
reinvestment of distributions	1,917	19,066	2,607	25,623
	10,131	101,424	35,449	353,102
Shares repurchased	(58,967)	(590,649)	(78,762)	(786,767)
Net decrease	(48,836)	$(489,225)	(43,313)	$(433,665)

Short Duration Bond Fund 57

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	172,236	$1,722,115	129,855	$1,293,728
Shares issued in connection with
reinvestment of distributions	23,772	236,633	25,780	253,673
	196,008	1,958,748	155,635	1,547,401
Shares repurchased	(440,919)	(4,412,433)	(627,569)	(6,258,963)
Net decrease	(244,911)	$(2,453,685)	(471,934)	$(4,711,562)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	45,318	$453,265	20,741	$207,672
Shares issued in connection with
reinvestment of distributions	4,896	48,711	4,411	43,360
	50,214	501,976	25,152	251,032
Shares repurchased	(17,058)	(169,972)	(54,952)	(547,724)
Net increase (decrease)	33,156	$332,004	(29,800)	$(296,692)

	PERIOD ENDED 10/31/18*		YEAR ENDED 10/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	838,043	$8,562,815	2,137,662	$21,556,853
Shares issued in connection with
reinvestment of distributions	116,121	1,158,490	90,800	898,010
	954,164	9,721,305	2,228,462	22,454,863
Shares repurchased	(5,469,135)	(55,171,590)	(1,158,568)	(11,670,406)
Net increase (decrease)	(4,514,971)	$(45,450,285)	1,069,894	$10,784,457

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	8,175	$82,378	30,137	$305,219
Shares issued in connection with
reinvestment of distributions	924	9,252	521	5,170
	9,099	91,630	30,658	310,389
Shares repurchased	(22,486)	(225,589)	(11,767)	(118,882)
Net increase (decrease)	(13,387)	$(133,959)	18,891	$191,507

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	44,930	$456,143	5,890	$59,443
Shares issued in connection with
reinvestment of distributions	2,342	23,482	1,309	12,941
	47,272	479,625	7,199	72,384
Shares repurchased	(28,340)	(284,159)	(15,418)	(155,979)
Net increase (decrease)	18,932	$195,466	(8,219)	$(83,595)

58 Short Duration Bond Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,316,858	$63,493,222	3,993,124	$40,231,847
Shares issued in connection with
reinvestment of distributions	229,805	2,295,883	164,222	1,620,871
	6,546,663	65,789,105	4,157,346	41,852,718
Shares repurchased	(5,035,613)	(50,752,005)	(3,583,702)	(35,981,686)
Net increase	1,511,050	$15,037,100	573,644	$5,871,032

* Effective April 27, 2018, the fund has terminated its class P shares.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$37,177,199	$245,517,787	$264,998,286	$349,021	$17,696,700
Total Short-term
investments	$37,177,199	$245,517,787	$264,998,286	$349,021	$17,696,700

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Bond Fund 59

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$17,800,000
Purchased swap option contracts (contract amount)	$95,600,000
Written TBA commitment option contracts (contract amount)	$35,500,000
Written swap option contracts (contract amount)	$87,600,000
Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$12,100,000
Centrally cleared interest rate swap contracts (notional)	$190,500,000
Centrally cleared total return swap contracts (notional)	$1,800,000
OTC credit default contracts (notional)	$11,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$622,371	Payables	$263,148
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	194,396*	Unrealized depreciation	307,876*
Total		$816,767		$571,024

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$317,441	$317,441
Foreign exchange contracts	—	—	(846,123)	—	$(846,123)
Interest rate contracts	2,338,252	23,874	—	2,497,062	$4,859,188
Total	$2,338,252	$23,874	$(846,123)	$2,814,503	$4,330,506

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Options	contracts	Swaps	Total
Credit contracts	$—	$—	$83,946	$83,946
Foreign exchange
contracts	—	(7,009)	—	$(7,009)
Interest rate contracts	(2,564,981)	—	(423,031)	$(2,988,012)
Total	$(2,564,981)	$(7,009)	$(339,085)	$(2,911,075)

60 Short Duration Bond Fund

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Short Duration Bond Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$158,422	$—	$—	$—	$—	$—	$—	$158,422
OTC Credit default contracts — protection purchased*#	—	—	63,790	260,132	106,462	102,244	49,203	40,540	622,371
Total Assets	$—	$158,422	$63,790	$260,132	$106,462	$102,244	$49,203	$40,540	$780,793
Liabilities:
Centrally cleared interest rate swap contracts§	—	152,362	—	—	—	—	—	—	152,362
OTC Credit default contracts — protection sold*#	71,248	—	39,993	52,278	15,727	54,004	139	29,759	263,148
Total Liabilities	$71,248	$152,362	$39,993	$52,278	$15,727	$54,004	$139	$29,759	$415,510
Total Financial and Derivative Net Assets	$(71,248)	$6,060	$23,797	$207,854	$90,735	$48,240	$49,064	$10,781	$365,283
Total collateral received (pledged)†##	$(60,701)	$—	$—	$207,854	$—	$—	$—	$—
Net amount	$(10,547)	$6,060	$23,797	$—	$90,735	$48,240	$49,064	$10,781
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$220,000	$—	$—	$—	$—	$220,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(60,701)	$—	$—	$—	$—	$—	$—	$—	$(60,701)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $437,382.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

62 Short Duration Bond Fund	Short Duration Bond Fund 63

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

64 Short Duration Bond Fund

Shareholder meeting results (Unaudited)

May 23, 2018 meeting

A proposal to approve a new management contract that will eliminate the performance adjustment component of your fund’s management fee was approved as follows:

Votes for	Votes against	Abstentions
8,760,524	607,245	200,239

All tabulations are rounded to the nearest whole number.

Short Duration Bond Fund 65

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** English Helper, Inc., a private software company

**Barbara M. Baumann**

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Great Lakes Science Center; College Now Greater Cleveland

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

**Dr. Paul L. Joskow**

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

66 Short Duration Bond Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Bond Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Compliance Officer
KPMG LLP

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN104 313936 12/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$101,899	$ —	$6,025	$ —
October 31, 2017	$103,873	$ —	$5,850	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $6,025 and $5,850 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018